                                                                    EXHIBIT 10.5


                           AMENDMENT NO. 1 TO GUARANTY
                             AS OF OCTOBER 18, 2005

         The GUARANTY (the "GUARANTY") made as of the 13th day of June, 2005 in favor of the Covered Persons (as defined in the Guaranty) by Gray Television, Inc., a Georgia corporation ("GRAY"), is amended as follows:

         1. Section 1.03 is hereby amended in its entirety to read as follows:

                  "It shall not be necessary or required that any Covered Person exercise any right, assert any claim or demand or enforce any remedy whatsoever against TCM before or as a condition to the obligations of the Gray under this Guaranty."

         2.       Section 1.04 is hereby deleted.

         3.       Section 1.05 is hereby deleted.

         4. Section 1.06 is hereby amended in its entirety to read as follows:

                  "Notwithstanding paragraph 1.03, Gray shall have the right to recover from TCM for any payments made by Gray to the Covered Persons in satisfaction of any claims against Gray under this Guaranty."



                            [Signature page follows.]

         IN WITNESS WHEREOF, the undersigned hereby sign, seal and deliver this Amendment No. 1 to the Guaranty.


                                               GRAY TELEVISION, INC.



                                               By: /s/ Robert S. Prather, Jr.
                                                   ----------------------------
                                                   Name: Robert S. Prather, Jr.
                                                   Title: President and Chief
                                                   Operating Officer

                                               Address for Notice:
                                               Gray Television, Inc.
                                               4370 Peachtree Road, NE
                                               Atlanta, GA 30319
                                               Attn: James C. Ryan
                                               Fax: (404) 261-9607

FOR PURPOSES OF SECTION 1.06 ONLY:

TRIPLE CROWN MEDIA, INC.



By: /s/ James C. Ryan
    ----------------------------
    Name: James C. Ryan
    Title: Chief Financial Officer and Secretary

Address for Notice:
Triple Crown Media, Inc.
546 East Main Street
Lexington, KY 40508
Attn: James C. Ryan
Fax: (859) 226-4356